Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-152669) pertaining to the 2008 Stock Incentive Plan of Idera Pharmaceuticals, Inc.
(2)	Registration Statement (Form S-8 No. 333-176067) pertaining to the 2008 Stock Incentive Plan and 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.
(3)	Registration Statement (Form S-8 No. 333-191076) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.
(4)	Registration Statement (Form S-8 No. 333-197062) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.
(5)	Registration Statement (Form S-8 No. 333-202691) pertaining to Inducement Stock Option Awards of Idera Pharmaceuticals, Inc.
(6)	Registration Statement (Form S-8 No. 333-206129) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(7)	Registration Statement (Form S-8 No. 333-210090) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.
(8)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-136610) of Idera Pharmaceuticals, Inc.
(9)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-187155) of Idera Pharmaceuticals, Inc.
(10)	Registration Statement (Form S-2 as amended by Form S-3/A No. 333-109630) of Idera Pharmaceuticals, Inc.
(11)	Registration Statement (Form S-3 No. 333-119943) of Idera Pharmaceuticals, Inc.
(12)	Registration Statement (Form S-3 No. 333-126634) of Idera Pharmaceuticals, Inc.
(13)	Registration Statement (Form S-3 No. 333-131804) of Idera Pharmaceuticals, Inc.
(14)	Registration Statement (Form S-3 No. 333-133455) of Idera Pharmaceuticals, Inc.
(15)	Registration Statement (Form S-3 No. 333-133456) of Idera Pharmaceuticals, Inc.
(16)	Registration Statement (Form S-3 No. 333-139830) of Idera Pharmaceuticals, Inc.
(17)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-185392) of Idera Pharmaceuticals, Inc.
(18)	Registration Statement (Form S-3 No. 333-186312) of Idera Pharmaceuticals, Inc.
(19)	Registration Statement (Form S-3 No. 333-189700) of Idera Pharmaceuticals, Inc.
(20)	Registration Statement (Form S-3 No. 333-210140) of Idera Pharmaceuticals, Inc.
(21)	Registration Statement (Form S-8 No. 333-217665) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.
(22)	Registration Statement (Form S-8 No. 333-219740) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.
(23)	Registration Statement (Form S-8 No. 333-219741) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(24)	Registration Statement (Form S-8 No. 333-232609) pertaining to the 2017 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.
(25)	Registration Statement (Form S-8 No. 333-232610) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(26)	Registration Statement (Form S-3 No. 333-238868) of Idera Pharmaceuticals, Inc.
(27)	Registration Statement (Form S-3 No. 333-240361) of Idera Pharmaceuticals, Inc.

(28)	Registration Statement (Form S-3 No. 333-240366) of Idera Pharmaceuticals, Inc.
(29)	Registration Statement (Form S-3 No. 333-248560) of Idera Pharmaceuticals, Inc.
(30)	Registration Statement (Form S-3 and S-3/A No. 333-253804) of Idera Pharmaceuticals, Inc.
(31)	Registration Statement (Form S-8 No. 333-266038) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.
(32)	Registration Statement (Form S-8 No. 333-266039) pertaining to the 2017 Employee Stock Purchase Plan, as amended, of Idera Pharmaceuticals, Inc.
(33)	Registration Statement (Form S-8 No. 333-268965) pertaining to the 2021 Stock Incentive Plan of Aceragen, Inc.
(34)	Registration Statement (Form S-8 No. 333-269511) pertaining to the 2022 Stock Incentive Plan of Idera Pharmaceuticals, Inc. and 2021 Stock Incentive Plan of Aceragen, Inc.

of our report dated April 13, 2023, with respect to the consolidated financial statements of Aceragen, Inc. included in this Annual Report (Form 10-K) of Aceragen, Inc. for the year ended December 31, 2022.

/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 13, 2023